UNITED STATES
SECURITIES & EXCHANGE COMMISSION
WASHINGTON, D.C. 20449
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) February 28, 2006
Delta Woodside Industries, Inc.

(Exact Name of Registrant as Specified in Its Charter)
South Carolina

(State of Other Jurisdiction of Incorporation)

1-10095	57-0535180

(Commission File Number)	(IRS Employer Identification No.)

700 North Woods Drive, Fountain Inn, South Carolina	29644

(Address of Principal Executive Offices)	(Zip Code)
(864) 255-4100

(Registrant’s Telephone Number Including Area Code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     J. Patrick Danahy resigned as a director of the Company on February 28, 2006. Mr. Danahy has informed the Company that he is taking the position of President and Chief Executive Officer of the Greensboro Partnership, a consolidation of economic development entities in Greensboro, North Carolina. Mr. Danahy has also resigned from his position as an employee of the Company. The Company appreciates his service and wishes him well in his new endeavors.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELTA WOODSIDE INDUSTRIES, INC.
Date: March 3, 2006	By:	/s/ W. H. Hardman, Jr.
W.H. Hardman, Jr.
Chief Financial Officer